Career Education Corporation UBS Global Technology and Services Conference June 8, 2010 Copyright Career Education Corporation 2010 Exhibit 99.1

Mike Graham Executive Vice President and Chief Financial Officer Copyright Career Education Corporation 2010

During this presentation, we will make forward-looking statements subject to known and unknown risks and uncertainties that could cause actual performance to differ materially from that expressed or implied by the statements. These statements are based on information currently available to us. Some factors that could cause actual results and performance to differ are:
•Our
ability to comply with the extensive regulatory requirements and accreditation requirements for school operations
•Changes
and uncertainties in student lending markets and federal and state student financial aid programs
•Financial
and operating results, including new student starts
•Our
ability to manage and grow our business in current and changing economic, political, regulatory and competitive environments
•Litigation,
claims and administrative proceedings involving the company
•Other
risks described from time to time in our press releases and our filings with the Securities and Exchange Commission
We undertake no obligation to publicly release any revisions to forward-looking statements to reflect events or expectations after the date of this presentation. We provide a detailed discussion of risk factors in our SEC filings and encourage you to review the filings.
Safe Harbor

The Company has included some non-GAAP financial measures in this presentation to discuss the Company's financial results and outlook. As a general matter, the Company uses these non-GAAP measures in addition to and in conjunction with results presented in accordance with GAAP. Among other things, the Company may use such non-GAAP financial measures in addition to and in conjunction with corresponding GAAP measures, to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation. In addition, the Company believes that non-GAAP financial measures are used by analysts and others in the investment community to analyze the Company's historical results and in providing estimates of future performance and that failure to report these non-GAAP measures could result in confusion among analysts and others and a misplaced perception that the Company's results have underperformed or exceeded expectations.
These non-GAAP financial measures reflect an additional way of viewing aspects of the
Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the
Company's results of operations and the factors and trends affecting the Company's business.
However, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.
Non-GAAP Financial Measures

Career Education Overview
Purpose: To change lives through education.
Purpose: To change lives through education.
Bachelors
28%
Masters
4%
Certificate
24%
Associates
44%
21 to 30
43%
Under 21
16%
Over 30
41%
Students by Degree Type Students by Age
*Demographics as of  December 31, 2009
*Student Population and Graduates as of March 31, 2010
Over 116,000 Students
Over 467,000 Graduates

CAREER EDUCATION CORPORATION

Colorado Technical University

AMERICAN INTERCONTINENTAL UNIVERSITY

ART&DESIGN

Sanford-Brown INSTITUTE

INSEEC

ISTITUTO MARANGONI

IUM

Population 66,700 28,200 12,200 9,500
% Online 70% <1% <1%
# of Campuses 26 38 18 13
Accreditation Regional National National
Program
Emphasis
Business, IT
Health, Design,
Protective
Health Culinary
Business,
Design
Bachelors
Masters
Certificate
Associates
Career Education:
Diversified Institutions
University
TM
TM
International Career-focused
*Demographics as of  December 31, 2009
* Student Population as of March 31, 2010

2009: A Watershed Year
2007-2008 2009
Recognize > Redefine > Reach
Strengthen
foundation
Accelerate
growth
2005 2006 2007 2008 2009
Revenue
+11%
“Watershed”:
“…an important point or transition between
two phases, conditions, etc.”

CAREER EDUCATION CORPORATION

82,400
87,900
105,400

$154
$143
$252

Results… 2007 2008 2009 Operating Income +75% In Millions Student Population 2007 2008 2009 +19%

Continued Momentum in First Quarter 2010
•
Revenue increased 22%
•
Operating income increased 72%
•
Earnings per share increased 154%
…results position us well for the balance of the year
Achieved Record Student Population Levels
Achieved Record Student Population Levels
117,000
+24%

Career Education: Path Forward 2007-2008 2009 2010+ Recognize > Redefine > Reach Next Level •Focus •Growth Strengthen foundation Accelerate growth

CAREER EDUCATION CORPORATION

	AMERICAN INTERCONTINENTAL UNIVERSITY™ Colorado Technical University A&D ART&DESIGN	
	SB Sanford-Brown INSTITUTE	
	INSEEC BUSINESS SCHOOLS IUM INTERNATIONAL UNIVERSITY OF MONACO ISTITUTOMARANGONI

Largest Future
Opportunities
Well Positioned in Key Segments
University
• Significant online
presence
• Presence in high-
demand programs
Career-
focused
• Strong position in
largest growth
programs
• Premier brands in
niche markets
International
TM
TM

Enablers for Growth • Quality • Programs • Technology • Geographic Expansion

CAREER EDUCATION CORPORATION

	AMERICAN INTERCONTINENTAL UNIVERSITY Colorado Technical University ART&DESIGN		
	Sanford-Brown INSTITUTE

University
42%
Graduation
Rate
/1
73%
Placement
Rate
/2
Career-
focused
57%
Graduation
Rate
/1
81%
Placement
Rate
/2
Enablers for Growth:
Continued Focus on Quality Outcomes
A Simplified View of Complicated Metrics
/1: Based on internal data available of students who graduated within 150% of the program length. University cohort is for students starting calendar year 2003 and Career-
focused cohort is for students starting calendar year 2006. Certain students are excluded from cohort such as those who died or were disabled or those serving in the armed forces, a foreign aid service or on church missions.
/2:
Based on internal data available of students graduating between 7/1/2008 and 6/30/2009 who have obtained employment within their field or a related field by
12/31/2009. Certain graduates are excluded from cohort such as those who are continuing their education and those that have waived employment assistance due to death, disability or incarceration, those serving in the armed forces, those of non-immigrant status and those voluntarily not seeking employment utilizing skills directly or indirectly taught in their field of study.
TM
TM

•
CEC institutions expect to
significantly increase 2010
new program introductions
Transplant existing programs
within institutions
Augment current program areas
Enter new program areas
Expand into higher degrees
•
Developed 3-year Pipelines
70
89
150
2008 2009 2010 Est
Number of New Programs
New Programs:
Accelerate Development

Managerial Acct Business Environment
Managerial vs. Financial Accounting
Budgeting Process & Forecasting Methods
Strategic Planning: Finance & Accounting
Strategic Planning: Finance & Accounting
Strategic Planning: Finance & Accounting
Contribution Format Income Statement
Relevant & Irrelevant Costs in Decisions
Unethical Managerial Accounting Examples
Show All
Watch It
View It
Read It
Hear It
Try It
Solve It
Answer It
Create It
Explore It
Direct It
Practice It

Simpro
virtual trainer
Integrated Simulator
Text
Anatomy
Video
Simulator
Logbook

Technology: Innovative Learning Options University • Flexible learning model to suit learner’s preference TM Health • Simpro online simulators for cognitive skills training

•
Measured expansion into new
markets
6 to 8 new campuses per year
•
Externship-driven
•
Disciplined real estate
approach
•
Program extensions into higher
degrees leveraging regional
accreditation
Geographic Expansion:
Health Education
2008 2009 2010 Est.
26
34
40 - 42
Number of Health Campuses

2010 Student Population Growth 15%+ Revenue Growth 15%+ Operating Income Growth 40%+ Annual Growth Short-term Milestones - 2010 2010+ Next Level •Focus •Growth •Value

CAREER EDUCATION CORPORATION

Colorado Technical University
Sanford-Brown INSTITUTE
[redacted]
AMERICAN INTERCONTINENTAL UNIVERSITY™
ART&DESIGN

8-10% Low 20’s% Annual Revenue Growth 2010 Target Operating Margin Short-term Milestones - 2010 International TM TM

2011 - 2014 Student Population Growth 8-10% Revenue Growth 8-10% Operating Income Growth 15-20% Annual Growth Long-term Milestones 2010+ Next Level •Focus •Growth •Value

CAREER EDUCATION CORPORATION

Sanford-Brown
INSTITUTE
Colorado Technical University
AMERICAN INTERCONTINENTAL UNIVERSITY
[redacted]
A&D ART&DESIGN

8-10% Low 20’s% Annual Revenue Growth 2014 Target Operating Margin Long-term Milestones International TM TM

(in millions)	Cumulative
Net Cash Provided by Operating Activities	$697
Capex – Maintenance	(186)
Sub Total	533
Capex – Strategic Investments	(22)
Acquisitions	(61)
Share Repurchases	(439)
Net	$14

Continue to Generate Strong Cash Flow 2007 - 2009

Share Repurchase
• Remain committed to returning
excess cash to shareholders
• $306 million total authorization as of
April 30, 2010
High ROI Strategic Investments
$85 million in 2010
• Health Education Start-Ups
• Chicago-area Real Estate consolidation
• Culinary Real Estate optimization
Strong Balance Sheet
• Maintain appropriate ED ratios
• Disciplined approach to student
payment plans
M&A
• Disciplined approach
• Potential for accretive tuck-in
acquisitions across University,
Career Focused and International
• New Locations
• New Programs Areas
Uses of Cash

CEC Strategic Summary
$3 Billion in
2014
Revenue
1Million
Graduates
Outstanding
Share Price
Growth
$3 Billion in
2014
Revenue
1Million
Graduates
Outstanding
Share Price
Growth
Growth
Growth
Strong Market
Trends
Enhance
Program
Development
Investment in
Leading IT
Platform
Utilize Scale &
Resources
Accelerate
M & A and
Geographic
Expansion
+
Focus
Focus
Continue Culture
of Quality and
Compliance
Intentional
Portfolio
Choices
Improved
Marketing
Effectiveness
Leverage Shared
Services
Improve Human
Capital
Management
=
Value
Value
For:
For:
Students
Students
Employees
Employees
Shareholders
Shareholders

Thank You! Thank You! Copyright Career Education Corporation 2010